UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2005
Date of Report

(Date of earliest event reported)

HCC Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13790 (Commission File Number)	76-0336636 (I.R.S. Employer Identification No.)

13403 Northwest Freeway
Houston, Texas 77040-6094
(Address of principal executive offices, including zip code)

(713) 690-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
SIGNATURE

Item 3.02. Unregistered Sales of Equity Securities.

On February 25, 2005, HCC Insurance Holdings, Inc. (the “Company”), completed its acquisition of United States Surety Company (“USSC”), and in consideration for the acquisition, the Company issued 793,650 shares of its Common Stock, par value $1.00 per share, to the owners of USSC. The securities are being issued without registration pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
Dated: February 25, 2005	By:	/s/ Christopher L. Martin
Christopher L. Martin
Executive Vice President, Secretary and General Counsel